Exhibit 10.15

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (this “Amendment”) is given as of June 1, 2017, by Tintrí, Inc., a Delaware corporation (the “Company”), and the undersigned stockholders of the Company.

RECITALS

WHEREAS, the Company and certain of the undersigned stockholders are parties to the Amended and Restated Investors’ Rights Agreement, dated as of July 24, 2015, by and among the Company, each of Kieran Harty and Mark Gritter (the “Founders”) and the Investors listed on Exhibit A thereto (the “Rights Agreement”), the Amended and Restated Voting Agreement, dated as of July 24, 2015, by and among the Company, the Investors listed on Exhibit A thereto and the Common Holders listed on Exhibit B thereto (the “Voting Agreement”), and the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of July 24, 2015, by and among the Company, the Investors listed on Exhibit A thereto and the Founders (the “ROFR Agreement”, and collectively with the Rights Agreement and Voting Agreement, the “Financing Agreements”), each as amended by the Omnibus Amendment, dated July 28, 2015, by and between the Company and the other parties thereto.

WHEREAS, pursuant to Section 3.4 of the Rights Agreement, the Rights Agreement may be amended only pursuant to a written instrument signed by the Company and the holders of at least 66 and 2/3% of the Registrable Securities (as defined in the Rights Agreement) then outstanding, excluding the Founders’ Stock (as defined in the Rights Agreement) (the “Requisite Rights Agreement Consent Holders”).

WHEREAS, pursuant to Section 6.4 of the Voting Agreement, the Voting Agreement may be amended only pursuant to a written instrument signed by the Company, the Majority in Interest of the Common Holders, and the Investors holding a Requisite Interest of the Preferred (each as defined in the Voting Agreement) (the “Requisite Voting Agreement Consent Holders”).

WHEREAS, pursuant to Section 4.2 of the ROFR Agreement, the ROFR Agreement may, subject to certain conditions, be amended or waived only pursuant to a written instrument signed by the Company, the holders of at least 66 and 2/3% of the Preferred Stock then held by the Major Investors and the holders of a majority of the Founders’ Shares (each as defined in the ROFR Agreement) (the “Requisite ROFR Agreement Consent Holders” and collectively with the Requisite Rights Agreement Consent Holders and the Requisite Voting Agreement Consent Holders, the “Requisite Consent Holders”).

WHEREAS, the Company and the Requisite Consent Holders now desire to amend the Financing Agreements as set forth herein.

AGREEMENT

The parties therefore agree that each of the Financing Agreements is hereby amended as follows:

SECTION 1. AMENDMENTS

1.1 Rights Agreement.

(a) Section 1.1(h) of the Rights Agreement is amended and restated in its entirety as follows:

“(h) “Major Investor” means any Investor that holds at least 650,000 shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock, Series E-2 Preferred Stock, Series F Preferred Stock, Series F-2 Preferred Stock, and Common Stock issued upon conversion thereof (subject to adjustment for stock splits, stock dividends, combinations, reclassifications or the like). A Major Investor includes any general partners, managing members and affiliates of a Major Investor, including Affiliated Funds;”

(b) Section 1.1(k) of the Rights Agreement is amended and restated in its entirety as follows:

“(k) Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock, Series E-2 Preferred Stock, Series F Preferred Stock and Series F-2 Preferred Stock held by the Holders and any assignee thereof in accordance with Section 1.12, (ii) the shares of Common Stock issuable upon the conversion or exercise of those certain Warrants to Purchase Common Stock issued to certain Investors on or about June [1], 2017, (iii) the Founders’ Stock, provided, however, that for the purposes of Section 1.2, Section 1.4 or Section 1.13, the Founders’ Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders, (iv) any shares of Common Stock acquired by Investors pursuant to that certain Securities Purchase Agreement dated June 11, 2014 by and among Marcus Chambers and the Purchasers named on Exhibit B thereto, and (v) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in clauses (i) through (iv) above; excluding, however, in all cases any Registrable Securities sold in a transaction in which the rights under this Agreement are not assigned, or any shares for which registration rights have terminated pursuant to Section 1.15;

(c) Section 1.1 of the Rights Agreement is amended by adding a new subsection (v) between existing the current Section (u) and (v) as follows (and correspondingly re-labeling subsection (v) as subsection (w)):

“(v) “Series E-2 Preferred Stock” shall mean shares of the Company’s Series E-2 Preferred Stock, par value $0.0005 per share, issued pursuant to that certain Exchange Agreement, dated as of [ ], 2017, by and among the Company and certain holders of Series E Preferred Stock and Series F Preferred Stock (the “Exchange Agreement”).”

(d) Section 1.1 of the Rights Agreement is amended by adding a new subsection (x) as follows:

“(x) “Series F-2 Preferred Stock” shall mean shares of the Company’s Series F-2 Preferred Stock, par value $0.0005 per share, issued pursuant to the Exchange Agreement.”

(e) Section 2.3(d) of the Rights Agreement is amended and restated in its entirety as follows:

“(d) The Right of First Offer in this Section 2.3 shall not be applicable to the issuance or sale of Exempted Securities (as defined in the Restated Certificate). In addition to the foregoing, the right of first offer in this Section 2.3 shall not be applicable with respect to any Major Investor and any subsequent securities issuance, if (A) at the time of such subsequent securities issuance, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act, and (B) such subsequent securities issuance is otherwise being offered only to accredited investors. For avoidance of doubt, the Investors agree that this Section 2.3 operates so that the parties to the Prior Agreement do not have the contractual right under the Prior Agreement or this Agreement to purchase the Series F-2 Preferred Stock or Series E-2 Preferred Stock issued pursuant to the Exchange Agreement or Common Stock issuable upon conversion thereof.”

(f) Section 3.4(c) of the Rights Agreement is amended and restated in its entirety as follows:

“(c) Notwithstanding Section 3.4(a) and Section 3.4(b), the Right of First Offer set forth in Section 2.3 may not be waived or terminated or otherwise amended with respect to the holders of Series E Preferred Stock, Series E-1 Preferred Stock or Series E-2 Preferred Stock without the prior written consent of the holders of at least 66 2/3% of the shares of Series E Preferred Stock, Series E-1 Preferred Stock and Series E-2 Preferred Stock then outstanding, voting together as a single class.”

(g) Section 3.4(d) of the Rights Agreement is amended and restated in its entirety as follows:

“(d) Notwithstanding Section 3.4(a), Section 3.4(b) and Section 3.4(c), the Right of First Offer set forth in Section 2.3 may not be waived or terminated or otherwise amended with respect to the holders of Series F Preferred Stock or Series F-2 Preferred Stock without the prior written consent of the holders of at least 53% of the shares of Series F Preferred Stock and Series F-2 Preferred Stock then outstanding, voting together as a single class.”

(h) Section 3.4(e) of the Rights Agreement is amended and restated in its entirety as follows:

“(e) Notwithstanding any provision of this Agreement to the contrary and so long as at least 1,500,000 shares of Series E Preferred Stock, Series E-1 Preferred Stock and Series E-2 Preferred Stock, collectively, remain outstanding, if any waiver or amendment to this Agreement adversely and disproportionately affects the rights, preferences or privileges of the Series E Preferred Stock, Series E-1 Preferred Stock or Series E-2 Preferred Stock, such amendment or waiver will require the approval of at least 66 and 2/3% of the then outstanding shares of Series E Preferred Stock, Series E-1 Preferred Stock and Series E-2 Preferred Stock, voting together as a single class, provided, however, that the creation, authorization or issuance by the Company of any equity security (including any security convertible into or exercisable for any equity security) having rights, preferences or privileges (including with respect to redemption, voting rights, dividends or liquidation or otherwise) senior to, or being on parity with, Series E

Preferred Stock, Series E-1 Preferred Stock or Series E-2 Preferred Stock, if approved by at least 66 and 2/3% of the then outstanding shares of Preferred Stock, voting together as a class, shall not be deemed to adversely or disproportionately affect the rights, preferences or privileges of Series E Preferred Stock, Series E-1 Preferred Stock or Series E-2 Preferred Stock.”

(i) Section 3.4(f) of the Rights Agreement is amended and restated in its entirety as follows:

“(f) Notwithstanding any provision of this Agreement to the contrary and so long as at least 2,000,000 shares of Series F Preferred Stock and Series F-2 Preferred Stock, collectively, remain outstanding, if any waiver or amendment to this Agreement adversely and disproportionately affects the rights, preferences or privileges of the Series F Preferred Stock or Series F-2 Preferred Stock, such amendment or waiver will require the approval of at least 53% of the then outstanding shares of Series F Preferred Stock and Series F-2 Preferred Stock, voting together as a class, provided, however, that the creation, authorization or issuance by the Company of any equity security (including any security convertible into or exercisable for any equity security) having rights, preferences or privileges (including with respect to redemption, voting rights, dividends or liquidation or otherwise) senior to, or being on parity with, the Series F Preferred Stock or Series F-2 Preferred Stock, if approved by at least 66 and 2/3% of the then outstanding shares of Preferred Stock, voting together as a class, shall not be deemed to adversely or disproportionately affect the rights, preferences or privileges of the Series F Preferred Stock or Series F-2 Preferred Stock.”

1.2 ROFR Agreement.

(a) For purposes of clarity, the term “Preferred Stock” as used in the ROFR Agreement shall refer to all shares of preferred stock of the Company, including, without limitation, the Company’s newly created Series E-2 Preferred Stock and Series F-2 Preferred Stock.

(b) Section 4.2 of the ROFR Agreement is amended and restated in its entirety as follows:

“4.2 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of (a) the Company, (b) the holders of at least 66 and 2/3% of the Preferred Stock then held by the Major Investors and (c) the holders of a majority of the Founders’ Shares (or their respective successors and assigns). Notwithstanding any provision of this Agreement to the contrary and so long as at least 1,500,000 shares of Series E Preferred Stock, Series E-1 Preferred Stock and Series E-2 Preferred Stock, collectively, remain outstanding, if any waiver or amendment to this Agreement adversely and disproportionately affects the rights, preferences or privileges of the Series E Preferred Stock, Series E-1 Preferred Stock or Series E-2 Preferred Stock in relation to the other series of Preferred Stock, such amendment or waiver will require the approval of at least 66 and 2/3% of the then outstanding shares of Series E Preferred Stock, Series E-1 Preferred Stock and Series E-2 Preferred Stock, voting together as a single class, provided, however, that the creation, authorization or issuance by the Company of any equity security (including any security convertible into or exercisable for any equity security) having rights, preferences or privileges (including with respect to redemption, voting rights, dividends or liquidation or otherwise) senior to, or being on parity with, the Series E Preferred Stock, Series E-1 Preferred Stock or Series E-2 Preferred Stock, if approved by at least 66 and 2/3% of the then outstanding shares of Preferred Stock, voting together as a class, shall not be deemed to adversely or disproportionately affect the rights, preferences or privileges of the Series E Preferred Stock, Series E-1 Preferred Stock or Series E-2 Preferred Stock. Notwithstanding any provision of this Agreement to the contrary and so long as at least 2,000,000 shares of Series F Preferred Stock and Series F-2 Preferred Stock, collectively, remain outstanding, if any waiver or amendment to this Agreement adversely and disproportionately affects the rights, preferences or privileges of the Series F Preferred Stock or Series F-2 Preferred Stock in relation to the other series of Preferred Stock, such amendment or waiver will require the approval of at least 53% of the then outstanding shares of Series F Preferred Stock and Series F-2 Preferred Stock, voting together as a class, provided, however, that the creation, authorization or issuance by the Company of any equity security (including any security convertible into or exercisable for any equity security) having rights, preferences or privileges (including with respect to redemption, voting rights, dividends or liquidation or otherwise) senior to, or being on parity with, the Series F Preferred Stock or Series F-2 Preferred Stock, if approved by at least 66 and 2/3% of the then outstanding shares of Preferred Stock, voting together as a class, shall not be deemed to adversely or disproportionately affect the rights, preferences or privileges of the Series F Preferred Stock or Series F-2 Preferred Stock. Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon the Company, the holders of Preferred Stock and any holder of Founders’ Shares, and each of their respective successors and assigns.”

1.3 Voting Agreement.

(a) Section 1.1(a) of the Voting Agreement is amended and restated in its entirety as follows:

“(a) one member of the Board of Directors designated by Silver Lake Kraftwerk Fund, L.P. and its affiliates (“Silver Lake”), who shall initially be Adam Grosser, for as long as Silver Lake holds at least 500,000 shares (as may be subsequently adjusted for splits, dividends or similar recapitalizations) of Series F Preferred Stock; or should Silver Lake fail to hold at least 500,000 shares (as may be subsequently adjusted for splits, dividends or similar recapitalizations) of Series F Preferred Stock, one member of the Board of Directors designated by the holders of a majority of the outstanding shares of Series F Preferred Stock and Series F-2 Preferred Stock, voting together as a class, for so long as at least 1,000,000 shares (as may be subsequently adjusted for splits, dividends or similar recapitalizations) of Series F Preferred Stock and Series F-2 Preferred Stock, collectively, remain outstanding;”

(b) Section 1.1(b) of the Voting Agreement is amended and restated in its entirety as follows:

“(b) one member of the Board of Directors designated by Insight Venture Partners VIII, L.P. (“Insight VIII”), who is currently Jeff Horing, for as long as Insight VIII, Insight Venture Partners (Delaware) VIII, L.P., Insight Venture Partners (Cayman) VIII, L.P., and Insight Venture Partners VIII (Co-Investors), L.P. (together with their respective affiliates, permitted transferees, successors and assigns, collectively, “Insight”) holds at least 500,000 shares (as may be subsequently adjusted for splits, dividends or similar recapitalizations) of Series E Preferred Stock; or should Insight fail to hold at least 500,000 shares (as may be subsequently adjusted for splits, dividends or similar recapitalizations) of Series E Preferred Stock, one member of the Board of Directors designated by the holders of a majority of the outstanding shares of Series E Preferred Stock and Series E-2 Preferred Stock, voting together as a class, for so long as at least 1,000,000 shares (as may be subsequently adjusted for splits, dividends or similar recapitalizations) of Series E Preferred Stock and Series E-2 Preferred Stock, collectively, remain outstanding;”

(c) Section 2.6 of the Voting Agreement is amended and restated in its entirety as follows:

“2.6 Compensation Committee. The Board of Directors shall maintain a compensation committee comprised of at least one director designated by the holders of Series A Preferred Stock, one director designated by the holders of the Series B Preferred Stock and one director designated by the holders of Series E Preferred Stock and Series E-2 Preferred Stock, voting together as a single class, for the purpose of, among other things, reviewing and determining the compensation of the Company’s executive officers.”

(d) Section 6.4(d) of the Voting Agreement is amended and restated in its entirety as follows:

“(d) Notwithstanding any provision of this Agreement to the contrary and so long as at least 2,000,000 shares of Series E Preferred Stock, Series E-1 Preferred Stock and Series E-2 Preferred Stock, collectively, remain outstanding, if any waiver or amendment to this Agreement adversely and disproportionately affects the rights, preferences or privileges of the Series E Preferred Stock, Series E-1 Preferred Stock or Series E-2 Preferred Stock in relation to the other series of Preferred Stock, such amendment or waiver will require the approval of at least 66 and 2/3% of the then outstanding shares of Series E Preferred Stock, Series E-1 Preferred Stock and Series E-2 Preferred Stock, voting together as a single class, provided, however, that the creation, authorization or issuance by the Company of any equity security (including any security convertible into or exercisable for any equity security) having rights, preferences or privileges (including with respect to redemption, voting rights, dividends or liquidation or otherwise) senior to, or being on parity with, the Series E Preferred Stock, Series E-1 Preferred Stock or Series E-2 Preferred Stock, if approved by at least 66 and 2/3% of the then outstanding shares of Preferred Stock, voting together as a class, shall not be deemed to adversely or disproportionately affect the rights, preferences or privileges of the Series E Preferred Stock, Series E-1 Preferred Stock or Series E-2 Preferred Stock.”

(e) Section 6.4(e) of the Voting Agreement is amended and restated in its entirety as follows:

“(e) Notwithstanding any provision of this Agreement to the contrary and so long as at least 1,500,000 shares of Series F Preferred Stock and Series F-2 Preferred Stock, collectively, remain outstanding, if any waiver or amendment to this Agreement adversely and disproportionately affects the rights, preferences or privileges of the Series F Preferred Stock or Series F-2 Preferred Stock in relation to the other series of Preferred Stock, such amendment or waiver will require the approval of at least 53% of the then outstanding shares of Series F Preferred Stock and Series F-2 Preferred Stock,

voting together as a single class, provided, however, that the creation, authorization or issuance by the Company of any equity security (including any security convertible into or exercisable for any equity security) having rights, preferences or privileges (including with respect to redemption, voting rights, dividends or liquidation or otherwise) senior to, or being on parity with, the Series F Preferred Stock or Series F-2 Preferred Stock, if approved by at least 66 and 2/3% of the then outstanding shares of Preferred Stock, voting together as a class, shall not be deemed to adversely or disproportionately affect the rights, preferences or privileges of the Series F Preferred Stock or Series F-2 Preferred Stock.”

SECTION 2. MISCELLANEOUS

2.1 Requisite Signatories; Effectiveness. The Company represents that, as of the date hereof, the undersigned represent the Requisite Consent Holders. This Amendment shall be binding upon all the parties to the Financing Agreements.

2.2 Effect of Amendment. Except as expressly set forth in this Amendment, (i) the Rights Agreement, the Voting Agreement and the ROFR Agreement remain in full force and effect and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of the parties, nor constitute a waiver of any provision of the Financing Agreements.

2.3 Counterparts. This Amendment may be executed and delivered by facsimile signature or by .PDF in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

2.4 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of Delaware, without giving effect to the conflict of law principles thereof.

2.5 Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Amendment.

(Signature Page Follows)

This Amendment is executed by the undersigned as of the date first written above.

COMPANY:

TINTRÍ, INC.

By:	/s/ Ken Klein
Name: Ken Klein
Title: Chairman and Chief Executive Officer

(Signature Page to Omnibus Amendment)

This Amendment is executed by the undersigned as of the date first written above.

STOCKHOLDER:

SILVER LAKE KRAFTWERK FUND, L.P.

By:	Silver Lake Technology Associates Kraftwerk, L.P., its general partner

By:	/s/ Adam Grosser
Name: Adam Grosser
Title: Managing Director

SILVER LAKE TECHNOLOGY INVESTORS KRAFTWERK, L.P.

By:	Silver Lake Technology Associates Kraftwerk, L.P., its general partner

By:	/s/ Adam Grosser
Name: Adam Grosser
Title: Managing Director

Address:

2775 Sand Hill Road, Suite 100
Menlo Park, CA 94025
Attention: Karen M. King

(Signature Page to Omnibus Amendment)

This Amendment is executed by the undersigned as of the date first written above.

STOCKHOLDER:

INSIGHT VENTURE PARTNERS VIII, L.P.

By:	Insight Venture Associates VIII, L.P. its General Partner

By:	Insight Venture Associates VIII, Ltd., its General Partner

By:	/s/ Blair M. Flicker
Name: Blair M. Flicker
Title: Vice President

INSIGHT VENTURE PARTNERS (DELAWARE) VIII, L.P.

By:	Insight Venture Associates VIII, L.P. its General Partner

By:	Insight Venture Associates VIII, Ltd., its General Partner

By:	/s/ Blair M. Flicker
Name: Blair M. Flicker
Title: Vice President

(Signature Page to Omnibus Amendment)

This Amendment is executed by the undersigned as of the date first written above.

STOCKHOLDER:

INSIGHT VENTURE PARTNERS (CAYMAN) VIII, L.P.

By:	Insight Venture Associates VIII, L.P. its General Partner

By:	Insight Venture Associates VIII, Ltd., its General Partner

By:	/s/ Blair M. Flicker
Name: Blair M. Flicker
Title: Vice President

INSIGHT VENTURE PARTNERS VIII (CO-INVESTORS), L.P.

By:	Insight Venture Associates VIII, L.P. its General Partner

By:	Insight Venture Associates VIII, Ltd., its General Partner

By:	/s/ Blair M. Flicker
Name: Blair M. Flicker
Title: Vice President

(Signature Page to Omnibus Amendment)

This Amendment is executed by the undersigned as of the date first written above.

STOCKHOLDER:

LIGHTSPEED VENTURE PARTNERS VIII, L.P.

By:	Lightspeed General Partner VIII, L.P., its General Partner

By:	Lightspeed Ultimate General Partner VIII, Ltd., its General Partner

By:	/s/ Christopher Schaepe
Christopher Schaepe, Duly Authorized Signatory

Address:

Lightspeed Venture Partners
2200 Sand Hill Road
Menlo Park, California 94025
Attention: Christopher Schaepe

(Signature Page to Omnibus Amendment)

This Amendment is executed by the undersigned as of the date first written above.

STOCKHOLDER:

NEW ENTERPRISE ASSOCIATES 12, LIMITED PARTNERSHIP

By:	NEA Partners 12, Limited Partnership, its General Partner

By:	NEA 12 GP, LLC, its General Partner

By:	/s/ Louis S. Citron

Name:	Louis S. Citron
(print)

Title:	Chief Legal Officer

(Signature Page to Omnibus Amendment)

This Amendment is executed by the undersigned as of the date first written above.

STOCKHOLDER:

MENLO VENTURES XI, L.P.

By:	MV MANAGEMENT XI, L.L.C. Its General Partner

By:	/s/ Mark Siegel
Name: Mark Siegel
Title: Managing Director

MMEF XI, L.P.

By:	MV MANAGEMENT XI, L.L.C. Its General Partner

By:	/s/ Mark Siegel
Name: Mark Siegel
Title: Managing Director

Address:

Menlo Ventures
2884 Sand Hill Road, Suite 100
Menlo Park, California 94025
Attention: Mark Siegel

(Signature Page to Omnibus Amendment)

This Amendment is executed by the undersigned as of the date first written above.

STOCKHOLDER:

/s/ Kieran Harty
KIERAN HARTY

(Signature Page to Omnibus Amendment)